EXHIBIT 99.1

                   CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Samuel E. Beall, III, Chairman of the Board and Chief Executive Officer of Ruby Tuesday, Inc. (the "Company"), certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

         (1) the Annual Report on Form 10-K of the Company for the fiscal ended June 4, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: August 29, 2002

                                   /s/ Samuel E. Beall, III
                                       Samuel E. Beall, III,
                                       Chairman of the Board and Chief Executive
                                         Officer of Ruby Tuesday, Inc.